UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3418

CALVERT CASH RESERVES
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2006

Item 1. Report to Stockholders.

Calvert

Investments that make a difference

E-Delivery Sign-up -- details inside

March 31, 2006
Semi-Annual Report
Calvert Cash Reserves Institutional Prime Fund

A UNIFI Company

Calvert Investments That Make a Difference

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Table of Contents

Shareholder Letter
1

Shareholder Expense Example
4

Statement of Net Assets
5

Statement of Operations
8

Statements of Changes in Net Assets
9

Notes to Financial Statements
10

Financial Highlights
12

Explanation of Financial Tables
13

Proxy Voting and Availability of Quarterly Portfolio Holdings
14

Basis for Board's Approval of Investment Advisory Contract
14

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Dear Shareholders:

Performance

For the six-month reporting period ended March 31, 2006, Calvert Cash Reserves Institutional Prime Portfolio shares returned 2.04%, ahead of the Portfolio's peer group, the Lipper Institutional Money Market Funds Average, at 1.92%.

Investment Climate

During the reporting period, the Federal Reserve (Fed) pushed short-term interest rates higher (up 1% to 4.75%), and the yield curve, which had been inverted (interest rates for shorter-term securities had actually been higher than those for longer-term bonds), flattened. That is, interest rates rose across all maturities, from short-term money market funds to long-term Treasury bonds. Money-market rates moved up, with the three-month Treasury-bill rising to 4.63%.1 Long-term interest rates also increased. The benchmark 10-year Treasury yield rose 0.52%, to 4.86%, and the average 30-year mortgage rate climbed 0.44%, to 6.35%. Yields for corporate and municipal bonds also moved up.2 Strong investment from foreign investors, however, kept U.S. long-term bond yields lower than expected.

Despite sharply higher energy prices and a record damaging hurricane season, the economy appears to have grown by a respectable 3.1% pace over the reporting period, as measured by gross domestic product (GDP).3 On average, 188,000 new jobs were created monthly, and the unemployment rate fell 0.4%, to 4.7%.4 The core consumer price index (CPI) inflation measure, which excludes volatile food and energy prices, increased at a 2.2% annual pace over the reporting period.5

Portfolio Strategy

We continued to purchase variable-rate securities, whose interest rates adjust with changes in short-term rates. In doing so, we positioned the Portfolio to take advantage of what we anticipated would be further Fed funds short-term interest-rate increases. At the same time, we purchased one-year agency securities to extend the Portfolio's average maturity to near that of its peers, since we believe the Fed is nearing the end of its rate increases. According to iMoneynet, as of March 28, 2006 the average First Tier Institutional money market fund had an average-days-to-maturity of 39 days, while that of the Fund was 37 days.

Outlook

Fed rate hikes have led to a monetary policy that is neither overly accommodative nor restrictive. We believe the target Fed funds rate will reach 5% in spring 2006 before the Fed ceases increases. After that, Fed action will depend on what the data indicate about the economy going forward. In what we view as a very smooth transition from the Greenspan era, Ben Bernanke took over as Fed Chairman on February 1, 2006.

We expect another year of reasonable economic growth in the U.S. Risks to the expansion, however, include a significant slowdown in the housing sector, dampening household consumption. Such a development would tend to push interest rates lower. On the other hand, a pickup in core inflation would push interest rates higher. Also important for U.S. bonds are the actions of the European Central Bank and the Bank of Japan. During the first quarter of 2006, both of these major central banks tightened monetary policy and, in response, global interest rates rose. The U.S. needs to offer relatively high interest rates to continue attracting the foreign investment in U.S. bonds that is required to cover the record -- and growing -- current-account deficit.

We believe the Portfolio is well positioned to benefit given this outlook.

James B. O'Boyle
Thomas A. Dailey
Portfolio Managers
Calvert Asset Management Company
April 2006

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

1. The three-month Treasury-bill yield rose 1.08 percentage points, to 4.63%.

2. The Moody's Baa-rated corporate bond yield rose 0.40%, to 6.55%. The yield on the Bond Buyer Index of 20 general obligation municipal bonds increased 0.14%, to 4.53%.

3. In the fourth quarter of 2005, the economy grew 1.6%. The Wall Street Journal Survey of Economic Forecasters consensus is for 4.6% growth in the first quarter of 2006. First-quarter 2006 GDP had not been released at the time of this writing.

4. "Employment Situation Report," U.S. Department of Labor.

5. CPI data available through February 2006.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

% of Total
Investment Allocation	Investments
Certificates of Deposit	3.8%
Taxable Municipal Obligations	0.6%
Taxable Variable Rate
Demand Notes	79.6%
U.S. Government Agencies
and Instrumentalities	16.0%
Total	100%
Average Annual Total Return
(period ended 3.31.06)
One year	3.65%
Five year	2.21%
Ten year	3.91%

Past performance does not indicate future results.

7-Day Simple/Effective Yield

(as of 3.31.06)

7-day simple yield	4.49%
7-day effective yield	4.59%

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/05	3/31/06	10/1/05 - 3/31/06
Actual	$1,000.00	$1,020.40	$1.36
Hypothetical	$1,000.00	$1,023.59	$1.36
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.27%, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets
March 31, 2006

	Principal
Taxable Municipal Obligations - 0.6%	Amount	Value
New York State GO Bonds, 4.20%, 3/15/10, LOC: Dexia Credit Local (mandatory put,
8/3/2006 @ 100)(r)	$855,000	$855,000

Total Taxable Municipal Obligations (Cost $855,000)		855,000

Taxable Variable Rate Demand Notes - 78.6%
Akron Hardware Consultants, Inc., 4.87%, 11/1/22, LOC: FirstMerit Bank, C/LOC: FHLB (r)	374,000	374,000
American Buildings Co., 4.83%, 8/1/20, LOC: Canadian Imperial (r)	5,500,000	5,500,000
Antigo Wisconsin IDA Revenue, 4.80%, 12/1/18, LOC: U.S. Bank (r)	1,900,000	1,900,000
BJS Family LP, 4.80%, 5/1/15, LOC: SunTrust Bank (r)	1,870,000	1,870,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha, Inc., 4.88%, 6/1/22,
LOC: Comercia Bank (r)	3,000,000	3,000,000
Butler County Alabama IDA Revenue, 4.83%, 3/1/12, LOC: Whitney National Bank,
C/LOC: FHLB (r)	345,000	345,000
California Statewide Communities Development Authority Revenue:
5.00%, 8/1/32, LOC: U.S. Bank (r)	720,000	720,000
4.95%, 12/15/34, LOC: Fannie Mae (r)	1,190,000	1,190,000
4.95%, 12/15/36, LOC: Bank of the West (r)	2,000,000	2,000,000
Chambers County Alabama IDA Revenue, 4.83%, 2/1/28, LOC: Colonial Bank,
C/LOC: FHLB (r)	415,000	415,000
Chatham Centre LLC, 4.95%, 4/1/22, LOC: Bank of North Georgia (r)	1,260,000	1,260,000
CIDC-Hudson House LLC, 4.85%, 12/1/34, LOC: Hudson River Bank & Trust,
C/LOC: FHLB (r)	2,105,000	2,105,000
Columbus Georgia Development Authority Revenue, 4.85%, 9/1/23, LOC: SunTrust Bank (r)	2,425,000	2,425,000
Dayton Wheel Concepts, Inc., 4.89%, 5/1/24, LOC: National City Bank (r)	3,795,000	3,795,000
Durham North Carolina GO, 4.90%, 5/1/18, BPA: Bank of America (r)	5,285,000	5,285,000
Fanny's Properties LLC, 4.84%, 10/1/32, LOC: Comerica Bank (r)	1,840,000	1,840,000
Four Fishers LLC, 4.88%, 4/1/24, LOC: LaSalle Bank (r)	3,305,000	3,305,000
Grove City Church of the Nazarene, 4.89%, 2/1/24, LOC: National City Bank (r)	2,657,000	2,657,000
Harter Lincoln Mercury LLC, 4.93%, 12/1/21, LOC: Regions Bank (r)	4,220,000	4,220,000
Haskell Capital Partners Ltd., 4.85%, 9/1/20, LOC: Colonial Bank, C/LOC: FHLB (r)	810,000	810,000
Heritage Funeral Services LLC, 4.97%, 2/1/18, LOC: Old National Bank,
C/LOC: Northern Trust Co. (r)	350,000	350,000
HHH Investment Co., 4.90%, 7/1/29, LOC: Bank of the West (r)	2,220,000	2,220,000
Hillcrest Baptist Church, 4.93%, 12/1/20, LOC: Wachovia Bank (r)	700,000	700,000
HoPo Realty Investments LLC, 4.90%, 12/1/21, LOC: Wachovia Bank (r)	1,770,000	1,770,000
Iowa State Finance IDA Revenue, 4.98%, 11/1/17, LOC: Societe Generale (r)	2,930,000	2,930,000
Lee County Florida IDA Revenue, 4.85%, 6/1/10, LOC: SunTrust Bank (r)	1,790,000	1,790,000
Macon-Bibb County Georgia IDA Revenue, 4.92%, 7/1/14, LOC: AmSouth Bank (r)	2,500,000	2,500,000
Maniilaq Association Alaska Revenue, 4.85%, 11/1/22, LOC:Washington Mutual Bank,
C/LOC: FHLB (r)	2,800,000	2,800,000
Meriter Hospital, Inc., 4.90%, 12/1/16, LOC: U.S. Bank (r)	2,650,000	2,650,000
Michigan State Strategic Fund Economic Development LO Revenue, 4.84%, 12/1/16,
LOC: Comerica Bank (r)	815,000	815,000
Middletown New York IDA Revenue Bonds, 4.85%, 6/1/15, LOC: Provident Bank,
C/LOC: FHLB (r)	1,400,000	1,400,000

	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
Mississippi Business Finance Corp. Revenue Bonds:
4.83%, 12/1/20, LOC: First Tennessee Bank (r)	$5,500,000	$5,500,000
4.88%, 8/1/24, LOC: Union Planters Bank (r)	2,810,000	2,810,000
MOB Management One LLC, 5.17%, 12/1/26, LOC: Columbus Bank & Trust (r)	4,000,000	4,000,000
MOB Management Two LLC, 5.17%, 12/1/31, LOC: Columbus Bank & Trust (r)	935,000	935,000
Montgomery County New York IDA Revenue, 4.98%, 5/1/25, LOC: FHLB (r)	1,325,000	1,325,000
Montgomery County Pennsylvania IDA Revenue, 4.90%, 12/1/16,
LOC: Wilmington Trust Co. (r)	1,730,000	1,730,000
New York City IDA Revenue, 4.85%, 6/1/30, LOC: Citibank (r)	3,425,000	3,425,000
New York State MMC Corp. Revenue Bonds, 4.80%, 11/1/35,
LOC: JPMorgan Chase Bank (r)	4,000,000	4,000,000
Ogden City Utah Redevelopment Agency Revenue, 4.97%, 1/1/31, LOC: Bank of New York (r)	700,000	700,000
Omaha Nebraska SO, 4.923%, 2/1/26, BPA: Dexia Credit Local, AMBAC Insured (r)	4,500,000	4,500,000
Ontario County New York IDA Revenue Bonds, 4.90%, 12/1/36, LOC: Citizens Bank (r)	1,500,000	1,500,000
Osprey Management Co. LLC, 4.87%, 6/1/27, LOC: Wells Fargo Bank (r)	2,700,000	2,700,000
Peoploungers, Inc., 4.83%, 4/1/18, LOC: Bank of New Albany, C/LOC: FHLB (r)	410,000	410,000
Post Apartment Homes LP, 4.83%, 7/15/29, CA: Fannie Mae (r)	300,000	300,000
Racetrac Capital LLC, 4.86%, 9/1/20, LOC: Regions Bank (r)	1,300,000	1,300,000
Roosevelt Paper Co., 4.88%, 6/1/12, LOC: Wachovia Bank (r)	3,600,000	3,600,000
Schenectady New York Metroplex Development Authority Revenue, 4.83%, 8/1/28,
BPA: Key Bank, FSA Insured (r)	2,000,000	2,000,000
Scott Street Land Co., 4.82%, 12/1/21, LOC: Fifth Third Bank (r)	600,000	600,000
Shawnee Kansas Private Activity Revenue, 4.80%, 12/1/12, LOC: JPMorgan Chase Bank (r)	2,020,000	2,020,000
Southeast Alabama Gas Distribution Revenue, 4.83%, 6/1/25,
BPA: AmSouth Bank, AMBAC Insured (r)	2,700,000	2,700,000
Southern Indiana Investments Company Two LLC, 4.85%, 10/15/26,
LOC: Old National Bank, C/LOC: FHLB (r)	220,000	220,000
St. Joseph County Indiana Economic Development Revenue:
Pin Oak Apartments LP, 5.10%, 6/1/27, LOC: FHLB (r)	160,000	160,000
Western Manor Apartments LP, 5.10%, 6/1/27, LOC: FHLB (r)	295,000	295,000
SunAmerica Trust Various States Revenue, 5.079%, 7/1/41, LOC: Freddie Mac (r)	1,375,000	1,375,000
Sussex County Delaware Revenue, 5.05%, 11/1/27, LOC: Wilmington Trust Co. (r)	2,400,000	2,400,000
Tyler Enterprises LLC, 4.85%, 10/1/22, LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	475,000	475,000

Total Taxable Variable Rate Demand Notes (Cost $115,921,000)		115,921,000

Certificates of Deposit - 3.7%
Australia and New Zealand Banking Group Ltd., 4.81%, 1/29/07	1,000,000	997,033
Bank of Nova Scotia, 4.88%, 1/30/07	1,000,000	999,834
HBOS Treasury Services plc, 4.75%, 10/24/06	1,000,000	1,000,000
HSBC Bank USA, 3.99%, 7/17/06	1,500,000	1,495,207
Toronto Dominion Bank, 3.94%, 7/10/06	1,000,000	999,429

Total Certificates of Deposit (Cost $5,491,503)		5,491,503

	Principal
U.S. Government Agencies and Instrumentalities - 15.8%	Amount	Value
Fannie Mae:
2.50%, 5/10/06	$1,000,000	$998,701
3.25%, 7/12/06	2,000,000	1,997,238
Fannie Mae Discount Notes:
9/29/06	2,000,000	1,956,208
12/29/06	1,000,000	966,151
2/23/07	1,088,000	1,040,369
Federal Home Loan Bank:
1.90%, 4/12/06	1,450,000	1,449,264
Step Coupon, 4.20%, 5/24/06 (r)	1,000,000	1,000,000
Step Coupon, 4.15%, 6/22/06 (r)	2,000,000	2,000,000
4.00%, 7/28/06	1,000,000	1,000,000
4.20%, 10/6/06	1,000,000	1,000,000
4.50%, 11/3/06	1,000,000	1,000,000
5.00%, 2/9/07	1,000,000	1,000,000
Federal Home Loan Bank Discount Notes:
6/2/06	1,000,000	994,058
2/16/07	1,000,000	957,200
Freddie Mac:
1.875%, 6/30/06	1,000,000	995,789
3.70%, 6/30/06	2,000,000	2,000,000
Freddie Mac Discount Notes:
5/30/06	1,000,000	994,305
1/9/07	1,000,000	964,625
3/6/07	1,000,000	954,612

Total U.S. Government Agencies and Instrumentalities (Cost $23,268,520)		23,268,520

TOTAL INVESTMENTS (Cost $145,536,023) - 98.7%		145,536,023
Other assets and liabilities, net - 1.3%		1,998,968
Net Assets - 100%		$147,534,991

Net Assets Consist Of:
Paid in capital applicable to 147,580,949 shares of beneficial interest, unlimited number of no par share authorized		$147,582,765
Undistributed net investment income		919
Accumulated net realized gain (loss) on investment		(48,693)

Net Assets		$147,534,991

Net Assets Value Per Share		$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Explanation of Guarantees:
BPA: Bond Purchase Agreement
C/LOC: Confirming Letter of Credit
GIC: Guaranteed Investment Contract
LOC: Letter of Credit

See note to financial statements.

Abbreviations:
AMBAC: American Municipal Bond Assurance Corp.
FHLB: Federal Home Loan Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
LP: Limited Partnership
MFH: Multi-Family Housing
SO: Special Obligation

Statement of Operations
Six Months Ended March 31, 2006

Net Investment Income
Investment Income:
Interest income	$3,600,449

Expenses:
Investment advisory fee	209,405
Transfer agency fees and expenses	2,204
Trustees' fees and expenses	5,651
Administrative fees	41,881
Custodian fees	18,713
Accounting fees	12,437
Registration fees	10,856
Reports to shareholders	636
Insurance	24,655
Professional fees	9,715
Miscellaneous	8,357
Total expenses	344,510
Reimbursement from Advisor	(106,775)
Fees paid indirectly	(11,578)
Net expenses	226,157
Net Investment Income	3,374,292

Realized Gain (Loss)
Net realized gain (loss) on:
Investments	--

Increase (Decrease) in Net Assets
Resulting From Operations	$3,374,292

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$3,374,292	$5,501,686
Net realized gain (loss) on investments	--	2,204

Increase (Decrease) in Net Assets
Resulting From Operations	3,374,292	5,503,890

Distributions to shareholders from:
Net investment income	(3,376,397)	(5,501,919)
Total distributions	(3,376,397)	(5,501,919)

Capital share transactions:
Shares sold	386,787,091	1,339,153,893
Reinvestment of distributions	2,755,333	4,010,407
Shares redeemed	(415,973,654)	(1,394,523,623)
Total capital share transactions	(26,431,230)	(51,359,323)

Total Increase (Decrease) in Net Assets	(26,433,335)	(51,357,352)

Net Assets
Beginning of period	173,968,326	225,325,678
End of period (including undistributed net investment income of $919 and $3,024, respectively)	$147,534,991	$173,968,326

Capital Share Activity
Shares sold	386,787,090	1,339,153,893
Reinvestment of distributions	2,755,333	4,010,407
Shares redeemed	(415,973,654)	(1,394,523,623)
Total capital share activity	(26,431,231)	(51,359,323)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Institutional Prime Fund ("the Fund"), the sole series of Calvert Cash Reserves, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers shares of beneficial interest to the public with no sales charge.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. All securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. ("the Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .25% of average daily net assets. Under the terms of the agreement, $33,476 was payable at period end. In addition, $12,578 was payable at period end for operating expenses paid by the Advisor during March 2006.

The Advisor voluntarily reimbursed the Fund for expenses of $106,775 for the six months ended March 31, 2006.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .05% of the average daily net assets of the Fund. Under the terms of the agreement, $6,695 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $1,246 for the six months ended March 31, 2006. Under the terms of the agreement, $259 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($25,000 prior to January 1, 2006) plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

The cost of investments owned at March 31, 2006 for federal income tax purposes was $145,536,023.

Net realized capital loss carryforward for federal income tax purposes of $43,111 and $5,582 at September 30, 2005 may be utilized to offset future capital gains until expiration in September 2009 and September 2012, respectively.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2006, such purchase and sales transactions were $229,575,000 and $244,880,000, respectively.

Note D -- Line of Credit

A financing agreement is in place between all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2006. For the six months ended March 31, 2006, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$66,632	4.66%	$2,097,670	January 2006

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.020	.026	.010
Distributions from
Net investment income	(.020)	(.026)	(.010)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	2.04%	2.60%	1.04%
Ratios to average net assets: A
Net investment income	4.03% (a)	2.53%	1.02%
Total expenses	.41% (a)	.42%	.40%
Expenses before offsets	.28% (a)	.28%	.27%
Net expenses	.27% (a)	.27%	.27%
Net assets, ending (in thousands)	$147,535	$173,968	$225,326

		Years Ended
	September 30,	September 30,	September 30,
	2003	2002	2001
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.012	.020	.052
Distributions from
Net investment income	(.012)	(.020)	(.052)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	1.23%	2.03%	5.29%*
Ratios to average net assets: A
Net investment income	1.25%	2.01%	5.08%
Total expenses	.38%	.38%	.35%
Expenses before offsets	.27%	.26%	.26%
Net expenses	.26%	.25%	.25%
Net assets, ending (in thousands)	$259,933	$345,902	$417,359

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return would have been 5.13% without the payment by affiliate. On December 29, 2000, Ameritas Acacia purchased for par $21,000,000 of the 7.06% Pacific Gas and Electric Company Senior Floating Rate Notes maturing October 31, 2001, from the Institutional Prime Fund. The fair market value for the above referenced notes was determined to be 96 on purchase date as determined by the pricing committee of the Board of Trustees. As a result of this transaction, $840,000 was deemed a "payment by affiliate", to reimburse the effect of the loss, which was received by the Fund on January 2, 2001.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative service fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Trust with respect to the Fund and the Advisor on December 7, 2005.

In evaluating the Investment Advisory Agreement, the Board of Trustees considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Trustees considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund, the effect of the Fund's growth and size on the Fund's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with management through Board of Trustees' meetings, discussions and other reports. The Trustees considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement.

In considering the Fund's performance, the Board of Trustees noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one-, three-, and five-year annualized periods ended June 30, 2005, the Fund outperformed its Lipper index and that the Fund's performance was above the median of its peer group. The Trustees noted the Fund's strong performance. Based upon their review, the Trustees concluded that the Fund's performance has been satisfactory.

In considering the Fund's fees and expenses, the Board of Trustees compared the Fund's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Fund's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and total expenses (net of expense reimbursements) were below the median of its peer group. Based upon their review, the Board of Trustees determined that the advisory fee was reasonable in view of the high quality of services received by the Fund, its performance and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Trustees reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it receives with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Trustees also noted that the Advisor has reimbursed expenses of the Fund. The Trustees also considered that the Advisor derives reputational and other indirect benefits. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's growth and size on its performance and fees. The Board noted that given the Fund's current level of assets, the Fund would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at the present time. The Board also noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Trustees reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that reapproval of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

Calvert Cash Reserves Institutional Prime Fund

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Information

To Open an Account
800-317-2274

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-317-2274
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

This report is intended to provide fund information to shareholders.

It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There are no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since the last disclosure in response to this Item on registrant's Form N-CSR for the period ending September 30, 2005.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT CASH RESERVES

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date: June 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: June 2, 2006

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: June 2, 2006